Note 13 - Segment and Geographical Information (Detail) - Long-Lived Assets by Geographic Area (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Long-lived Assets by Country	$ 455,784	$ 158,416
United States [Member]
Long-lived Assets by Country	340,955	126,772
Canada [Member]
Long-lived Assets by Country	42,377	24,028
United Kingdom [Member]
Long-lived Assets by Country	$ 72,452	$ 7,616